UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                  SCHEDULE 14A

                  Proxy Statement Pursuant to Section 14(a) of
                       the Securities Exchange Act of 1934

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                        GYRODYNE COMPANY OF AMERICA, INC.
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                (Name of Registrant as Specified In Its Charter)


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    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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On November 29, 2006, the registrant issued a press release, the text of which appears below.
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                [TEXT OF PRESS RELEASE ISSUED BY THE REGISTRANT]


                        Gyrodyne Company of America, Inc.
                             1 Flowerfield, Suite 24
                         St. James, New York 11780-1551
                     Phone (631) 584-5400 Fax (631) 584-7075


November 29, 2006

Gyrodyne Company of America, Inc.
1 Flowerfield, Suite 24
St. James, New York 11780

                              FOR IMMEDIATE RELEASE

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     ***** NEWS ***** NEWS ***** NEWS ***** NEWS ***** NEWS ***** NEWS *****
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   Gyrodyne Reports Support for Company's Board Slate from Glass, Lewis & Co.

"NASDAQ:GYRO" - ST. JAMES, N.Y., November 29, 2006 - Gyrodyne Company of America, Inc. announced today that Glass, Lewis & Co. has issued a report recommending that shareholders vote "FOR" the Company's Board of Directors nominees at its December 7 Annual Meeting. The independent advisory service also recommended the rejection of an alternate slate proposed by a shareholder.

The Company's nominees are Paul L. Lamb, Nader G.M. Salour and Richard B. Smith. Mr. Lamb is identified in the Glass Lewis report as an affiliated Board member, although the Company believes he is deemed to be "independent" under NASDAQ rules. He has served as a director since 1977. Messrs. Salour and Smith are also independent Board members - Mr. Salour has served since the Board was expanded earlier this year, while Mr. Smith has served since 2002.

Mr. Lamb, who serves as the Company's Chairman of the Board, is a founding partner in the law firm of Lamb & Barnosky, LLP. A past president of the Suffolk County Bar Association, he is Dean of the Suffolk Academy of Law.

Mr. Salour is a Principal of Cypress Realty of Florida, LLC., and President of its subsidiary, Abacoa Development Company. He has a 20-year career in the real estate business, overseeing the planning and development of large residential and commercial projects on three continents.

Mr. Smith is a veteran of the banking industry, currently serving as Vice President for Commercial Banking at First National Bank of Long Island. He serves as Mayor of the Incorporated Village of Nissequogue and as a Trustee for both the Smithtown Historical Society and for St. Catherine's Medical Center in Smithtown.

Gyrodyne President Stephen V. Maroney commented, "We're pleased that Glass, Lewis has made this recommendation. Both Board and management remain committed to moving forward with our strategic plan - a plan to reposition the Company and maximize the value of its assets in a tax-efficient manner while pursuing one or more liquidity events in a reasonable period of time."

As previously announced, the Company will hold its Annual Meeting of shareholders on Thursday, December 7, 2006 at 11:00 a.m. at Flowerfield Celebrations, Mills Pond Road, Saint James, New York 11780. The Board has fixed the close of business on October 30, 2006 as the record date for the determination of shareholders entitled to notice of, and to vote at, the Annual Meeting.

Forward-Looking Statement Safe Harbor
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The statements made in this press release that are not historical facts contain
"forward-looking information" within the meaning of the Private Securities Litigation Reform Act of 1995, and Section 27A of the Securities Act of 1933 and
Section 21E of the Securities Exchange Act of 1934, both as amended, which can be identified by the use of forward-looking terminology such as "may," "will," "anticipates," "expects," "projects," "estimates," "believes," "seeks," "could," "should," or "continue," the negative thereof, other variations or comparable terminology. Important factors, including certain risks and uncertainties, with respect to such forward-looking statements that could cause actual results to differ materially from those reflected in such forward-looking statements include, but are not limited to, the effect of economic and business conditions, including risks inherent in the Long Island, New York and Palm Beach County, Florida real estate markets, the ability to obtain additional capital or a viable merger candidate in order to develop the existing real estate and other risks detailed from time to time in our SEC reports. We assume no obligation to update the information in this press release.

About Gyrodyne Company of America, Inc.
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Gyrodyne owns a 68-acre site approximately 50 miles east of New York City on the north shore of Long Island. The Company is currently contesting the value paid by New York State for 245.5 adjoining acres taken under eminent domain proceedings. The Company is also a limited partner in the Callery Judge Grove, L.P., which owns a 3,500 plus acre property in Palm Beach County, Florida. Gyrodyne's common stock is traded on the NASDAQ Stock Market under the symbol GYRO. Additional information about Gyrodyne may be found on its web site at http://www.gyrodyne.com/.

MEDIA CONTACT: Rick Matthews, Rubenstein Associates, (212) 843-8267

                             [END OF PRESS RELEASE]

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On November 13, 2006, the Company filed a proxy statement in connection with its
2006 Annual Meeting of Shareholders. The Company's shareholders are urged to read carefully the proxy statement and other relevant materials which were mailed to shareholders commencing on November 13, 2006, because they contain important information about the 2006 Annual Meeting.